                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   BELK, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                  (BELK LOGO)

                             2801 West Tyvola Road
                        Charlotte, North Carolina 28217

                                                                     May 3, 2000

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders to be held on May 24, 2000 at 2801 West Tyvola Road, Charlotte, North Carolina 28217. The meeting will begin promptly at 11:00 a.m., local time.

     The items of business are listed in the following Notice of Annual Meeting and are more fully addressed in the Proxy Statement provided herewith.

     Please date, sign and return your proxy in the enclosed envelope at your convenience to assure that your shares will be represented at the Annual Meeting even if you cannot attend. If you attend the Annual Meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

     You are invited to attend a luncheon immediately after the stockholder's meeting. Please return the enclosed RSVP form by May 15, 2000 to help us in our planning of this event. Parking will be available in the visitors' parking lot adjacent to Yorkmont Road near the north entrance of the building.

     On behalf of your Board of Directors, thank you for your continued support and interest in Belk, Inc.

                                          Sincerely,

                                          /s/ John M. Belk
                                          John M. Belk
                                          Chairman of the Board and
                                          Chief Executive Officer

                                  (BELK LOGO)

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2000
                             ---------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Belk, Inc. (the "Company") will be held at 2801 West Tyvola Road, Charlotte, North Carolina 28217, on Wednesday, May 24, 2000, at 11:00 a.m., local time, for the following purposes:

          (i) To elect three (3) directors to terms expiring at the 2003 annual meeting of stockholders;

          (ii)  To approve the Belk, Inc. 2000 Incentive Stock Plan; and

          (iii) To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 21, 2000 as the record date for determination of stockholders entitled to receive notice of, and to vote at, the meeting and any adjournment thereof. A list of stockholders as of the close of business on April 21, 2000 will be available at the Company's offices for examination during normal business hours by any stockholder during the period from May 14, 2000 through the Annual Meeting.

     Your attention is directed to the Proxy Statement provided with this Notice.

                                          By Order of the Board of Directors,

                                          /s/ Ralph A. Pitts
                                          Ralph A. Pitts
                                          Executive Vice President,
                                          General Counsel and Secretary
Charlotte, North Carolina
May 3, 2000

PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                                   BELK, INC.
                             2801 WEST TYVOLA ROAD
                        CHARLOTTE, NORTH CAROLINA 28217
                             ---------------------
                                PROXY STATEMENT
                             ---------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2000

                                                                     May 3, 2000

                              GENERAL INFORMATION

     The enclosed form of proxy is solicited by the Board of Directors of Belk, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Wednesday, May 24, 2000, at 11:00 a.m., local time, and any adjournment thereof. The Annual Meeting will be held at the principal executive offices of the Company, which are located at 2801 West Tyvola Road, Charlotte, North Carolina 28217. When the enclosed form of proxy is properly executed and returned, the shares it represents will be voted as directed at the meeting and any adjournment thereof or, if no direction is indicated, such shares will be voted FOR the proposals set forth in the notice attached hereto. Any stockholder giving a proxy has the power to revoke it at any time before it is voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (i) an instrument revoking such proxy or (ii) a duly executed proxy bearing a later date. Furthermore, if a stockholder attends the meeting and elects to vote in person, any previously executed proxy is thereby revoked.

     Only stockholders of record as of the close of business on April 21, 2000 will be entitled to vote at the Annual Meeting. As of that date, the Company had outstanding 53,766,785 shares of Class A common stock, $.01 par value (the "Class A Common Stock") and 965,780 shares of Class B common stock, $.01 par value (the "Class B Common Stock" and, together with the Class A Common Stock, the "Common Stock"). Each share of Class A Common Stock is entitled to ten votes. Each share of Class B Common Stock is entitled to one vote. No cumulative voting rights are authorized and appraisal rights for dissenting stockholders are not applicable to the matters being proposed. It is anticipated that this Proxy Statement and the accompanying proxy will first be mailed to stockholders of record on or about May 3, 2000.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the meeting, who will also determine whether a quorum is present for the transaction of business. A quorum for the transaction of business at the Annual Meeting shall exist if the holders of the outstanding shares of both Class A Common Stock and Class B Common Stock taken together, entitled to vote and constituting a majority of the total votes of such Common Stock, are represented at the Annual Meeting either in person or by proxy. In accordance with applicable state law and the Company's Certificate of Incorporation and Bylaws, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present. Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because the beneficial owner has not checked the applicable box on the proxy. With respect to Proposal No. 1 (the election of directors), abstentions and broker non-votes will not count as either a vote "FOR" or "AGAINST" such proposal. For all other proposals, abstentions will be considered entitled to vote and thus will have the effect of a vote "AGAINST" such proposal, and broker non-votes will not be considered entitled to vote and thus will not be counted as a vote "FOR" or "AGAINST" such proposals.

     A stockholder may, with respect to the election of directors, (i) vote "FOR" the election of all named director nominees, (ii) "WITHHOLD" authority to vote for all named director nominees, or (iii) vote "FOR" the election of all named director nominees other than any nominee with respect to whom the stockholder withholds authority to vote by striking through such nominee's name on the proxy. A stockholder may, with respect to all other proposals, (i) vote "FOR" such proposal, (ii) vote "AGAINST" such proposal, or (iii) "ABSTAIN" from voting on such proposal.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     Under the Certificate of Incorporation (the "Certificate") and Bylaws (the "Bylaws") of the Company, the number of directors on the Company's Board of Directors (the "Board") may be fixed by resolution of a majority of the Board at any number between two and eighteen members. The Board has currently fixed the number of directors at nine (9). The Certificate and Bylaws also divide the Board into three classes designated as Class I, Class II and Class III. The current terms of the directors in Class II are set to expire at the Annual Meeting. Pursuant to the Certificate and Bylaws, the Board has nominated the persons set forth below as Class II directors to serve a three-year term that will expire at the annual meeting of stockholders in 2003.

                               H.W. MCKAY BELK
                               KARL G. HUDSON, JR.
                               B. FRANK MATTHEWS, II

     The affirmative vote of a plurality of the votes represented by the shares of both Class A Common Stock and Class B Common Stock taken together, present in person or represented by proxy at the Annual Meeting and entitled to vote, is required to elect each of the directors being elected at the Annual Meeting. Broker non-votes will not be counted as votes either for or against the election of the Class II directors.

     The Board has no reason to believe that any of the nominees for the office of director will be unavailable for election as a director. However, if at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the persons named in the proxy will vote for such substitute nominees, vote to allow the vacancy created thereby to remain open until filled by the Board, or vote to reduce the number of directors for the ensuing year, as the Board recommends. In no event, however, can the proxy be voted to elect more than three directors.

     In addition to the three nominees, there are six other directors continuing to serve on the Board, whose terms expire in 2001 and 2002. See "Management of the Company -- Directors".

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF H.W. MCKAY BELK, KARL G. HUDSON, JR. AND B. FRANK MATTHEWS, II FOR THE OFFICE OF CLASS II DIRECTOR.

                           MANAGEMENT OF THE COMPANY

DIRECTORS

     Set forth below are the nominees for election to the Board as Class II directors and the current directors serving as Class I and Class III directors. Also set forth below as to each nominee and current director is his or her age, the year in which he or she was first elected a director, a brief description of his or her principal occupation and business experience during the past five years, directorships of certain companies presently held by him or her, and certain other information, which information has been furnished by the respective individuals.

NOMINEES FOR ELECTION

CLASS II DIRECTORS -- TERM EXPIRING 2003

MR. H.W. MCKAY BELK
Age 43
Director Since 1998

     Mr. Belk has been President, Merchandising and Marketing of the Company since May 1998 and is an officer and director of various subsidiaries of the Company. Mr. Belk also served as an officer and director of most of the 112 separate Belk companies (the "Belk Companies") until May 1998. Mr. Belk has been employed in the Belk retail organization in various positions since June 1979. Mr. Belk currently serves as Chairman of the Charlotte Chamber of Commerce and is a member of the Boards of Directors of Coca-Cola

Consolidated Bottling Co., the Charlotte Latin School and Crossnore Schools and the Board of Visitors of the University of North Carolina at Charlotte. Mr. Belk is the brother of Thomas M. Belk, Jr. and John R. Belk and the nephew of John M. Belk and Sarah Belk Gambrell.

MR. KARL G. HUDSON, JR.
Age 80
Director Since 1998

     Mr. Hudson was employed in the Belk store organization from 1933 until his retirement in 1989. During that time, he served in many positions in the organization, including Executive Vice President, Partner and as a director of the Hudson-Belk Company from 1967 until 1989. He also served as Executive Vice President, Partner and as a director of the Belk-Hudson group of stores in Alabama and Mississippi from 1974 until 1989. Mr. Hudson served as a director of a number of the Belk Companies until May 1998 and has also served on numerous management committees of Belk Stores Services, Inc. ("BSS"). Mr. Hudson has served on the Board of Directors and as President of PMC, Inc., a hotel and real estate investment company. He has also served as a member of the Boards of Directors of Carolina Power & Light Company, the Durham Corporation, Davidson College, St. Andrews College, Peace College and Union Theological Seminary, the Raleigh Chamber of Commerce, the United Fund and the Raleigh Merchant's Bureau.

MR. B. FRANK MATTHEWS, II
Age 72
Director Since 1998

     Mr. Matthews has been Vice Chairman of the Board since June 1999. Mr. Matthews was employed in the Belk store organization from 1937 until September 1999. During that time he served in many positions, including Executive Vice President, Partner and a director of the Matthews-Belk group from 1971 to May 1998, and as a Divisional President of the Company from May 1998 until September 1999. Mr. Matthews has served on numerous committees, including service as Chairman of the Merchandise and Sales Promotion Committee and the Employee Benefits Committee of BSS. Mr. Matthews has served as Chairman of the Board of Directors of Gaston Federal Bank, director of Public Service Company of North Carolina, Inc. and President of the Community Foundation of Gaston County. He is a member of the Board of Trustees of the First Gaston Foundation and is a director of the Greater Gastonia Development Corporation. Mr. Matthews has also served as President of the Gastonia Downtown Development Corporation, the United Way of Gaston County and the Gastonia Merchant's Association. He has been a director of the Gaston Chamber of Commerce, the Gaston County YMCA, the Gastonia Industrial Diversification Commission and the Gastonia Kiwanis Club, and trustee of Davidson College and Chatham Hall.

INCUMBENT DIRECTORS

CLASS I DIRECTORS -- TERM EXPIRING 2002

MR. THOMAS M. BELK, JR.
Age 45
Director Since 1998

     Mr. Belk has been President, Store Divisions and Real Estate of the Company since May 1998 and is an officer and director of various subsidiaries of the Company. Mr. Belk also served as an officer and director of most of the Belk Companies until May 1998. Mr. Belk has been employed in the Belk retail organization in various positions since 1981. Mr. Belk serves on the Boards of Advisors of the Wachovia Bank, N.A., Carolinas Healthcare System, Kenan Flagler Business School at UNC-Chapel Hill and the University of North Carolina at Charlotte Foundation. He serves on the Boards of Directors of the Mecklenburg County Council of Boy Scouts of America, Charlotte Country Day School, American Humanics, Inc. and the Research Triangle Foundation of North Carolina. Mr. Belk is the brother of H.W. McKay Belk and John R. Belk and the nephew of John M. Belk and Sarah Belk Gambrell.

MR. J. KIRK GLENN, JR.
Age 57
Director Since 1998

     Mr. Glenn served on the Boards of Directors of a number of the Belk Companies from 1983 until May 1998 and currently serves on the Board of Directors of BSS. Mr. Glenn is the Chairman and Manager of Quality Oil Company, LLC and Reliable Tank Line, LLC and is General Partner of Quality Investments, Limited Partnership in Winston-Salem, North Carolina. He has served as Chairman of the Boards of Directors of Crisis Control Ministry, Special Children's School, and Winston-Salem Business, Inc. and as a member of the Boards of Directors of Hach Associates, Inc., Advocacy for the Poor and Tanglewood Park Foundation, Inc. Mr. Glenn is also a member of the Finance Committee of the United Way of Forsyth County and the Forsyth County Advisory Board of Wachovia Bank, N.A.

MRS. SARAH BELK GAMBRELL
Age 82
Director Since 1998

     Mrs. Gambrell served as a director of many of the Belk Companies until May 1998 and served as Vice Chairman and President of various Belk Companies for many years. She is on the Board of the Union Theological Seminary; Princeton Theological Seminary (emeritus); Warren Wilson College; Furman University; Johnson C. Smith University; the North Carolina Community Foundation; Community School of the Arts in Charlotte, N.C.; WDAV in Davidson, N.C.; the Charlotte Philharmonic; YWCA of New York City (honorary); Trustee, National Board of the YWCA; the Parkinson's Disease Foundation in New York; the Cancer Research Institute, New York (honorary) and is a member of the Fashion Group of New York. Mrs. Gambrell is the sister of John M. Belk and the aunt of Thomas M. Belk, Jr., H.W. McKay Belk and John R. Belk.

CLASS III DIRECTORS -- TERM EXPIRING 2001

MR. JOHN M. BELK
Age 80
Director Since 1998

     Mr. Belk has been Chairman of the Board and Chief Executive Officer of the Company since May 1998 and is an officer and director of various subsidiaries of the Company. Mr. Belk served as Chairman of the Board of most of the Belk Companies for many years and as the Chief Executive Officer of most of the Belk Companies for more than 40 years. Mr. Belk was Mayor of the City of Charlotte, N.C. from June 1969 until December 1977. Mr. Belk is a Director emeritus of Wachovia Corporation and Quantum Chemical Corporation and serves on the Boards of Directors of Coca-Cola Bottling Co. Consolidated, Inc. and TXI and has also served on the Boards of Lowe's Companies and PMC, Inc. He is a past Chairman of the National Retail Federation and President of the Charlotte Chamber of Commerce. He is on the Board of Trustees of Davidson College and Union Theological Seminary, the Board of Visitors of the University of North Carolina at Charlotte, and is a member of numerous business and civic committees, including the North Carolina Council on Management and Development and the Business Partnership Foundation of the University of South Carolina, Columbia. Mr. Belk is the brother of Sarah Belk Gambrell and the uncle of Thomas M. Belk, Jr., H.W. McKay Belk and John R. Belk.

MR. JOHN R. BELK
Age 41
Director Since 1998

     Mr. Belk has been President, Finance, Systems and Operations of the Company since May 1998 and is an officer and director of various subsidiaries of the Company. Mr. Belk also served as an officer and director of most of the Belk Companies until May 1998. Mr. Belk has been employed in the Belk retail organization in various positions since 1986. Mr. Belk serves on the Boards of Directors of Alltel Corporation, Ruddick

Corporation and Presbyterian Health Services Corp. and on the First Union Mid-Atlantic Board. He also serves on the Boards of Central YMCA and United Way of Central Carolinas. Mr. Belk is the brother of Thomas M. Belk, Jr. and H.W. McKay Belk and the nephew of John M. Belk and Sarah Belk Gambrell.

MR. JOHN A. KUHNE
Age 56
Director Since 1998

     Mr. Kuhne served as a director of a number of the Belk Companies and as President of Belk-Simpson Company, Greenville, South Carolina from 1983 to May 1998. He is Chairman of the Company's Benefits Investment Subcommittee. Mr. Kuhne is also Vice Chairman of the Board of Directors of Summit Financial Corporation and is a past trustee of Presbyterian College and Furman University.

OPERATION OF THE BOARD OF DIRECTORS

     Audit Committee. The Company has an Audit Committee of the Board that is composed of Messrs. Karl G. Hudson, Jr., B. Frank Matthews, II, J. Kirk Glenn, Jr., John A. Kuhne and John R. Belk. The Audit Committee is responsible for, among other things, recommending the engagement of the Company's independent auditors, reviewing with the independent auditors the plans and results of the audit engagement, reviewing the independence of the independent auditors, considering the range of audit and non-audit fees and reviewing the adequacy of the Company's internal accounting controls. The Audit Committee may exercise such additional authority as may be prescribed from time to time in the Committee's charter or by resolution of the Board. During fiscal year 2000, the Audit Committee held four meetings.

     Executive Committee. The Company has an Executive Committee of the Board that is composed of Messrs. John M. Belk, Thomas M. Belk, Jr., H.W. McKay Belk and John R. Belk. The Executive Committee possesses all of the powers of the Board, except the power to authorize the issuance of stock, approve mergers, declare dividends and certain other powers specifically reserved under the Delaware General Corporation Law to the Board. The Executive Committee may exercise such additional authority as may be prescribed from time to time by resolution of the Board. The Executive Committee is expected to act in circumstances where it is not feasible or is impractical to obtain full Board action or as otherwise directed by the Board. During fiscal year 2000, the Executive Committee held no formal meetings, but took various actions by written consent.

     The Company does not have a Nominating Committee.

MEETINGS OF DIRECTORS

     During the fiscal year ended January 29, 2000, the Board held four regular meetings. All of the directors attended all of the meetings of the Board and of the committees on which they served.

DIRECTORS' COMPENSATION

     The Company pays its directors an annual fee of $20,000, a meeting fee of $1,000 for attendance (in person or by telephone) at each meeting of the Board and reimbursement of expenses incurred in attending meetings.

                       MANAGEMENT COMMON STOCK OWNERSHIP

     The following table sets forth certain information regarding the beneficial ownership of shares of Common Stock as of April 15, 2000 by (i) each of the Company's directors, (ii) the Company's Named Executive Officers (as hereinafter defined) and (iii) such directors and all executive officers as a group.

                                             SHARES OF CLASS A     PERCENT      SHARES OF CLASS B     PERCENT
                                               COMMON STOCK           OF          COMMON STOCK           OF
NAME                                       BENEFICIALLY OWNED(1)   CLASS(2)   BENEFICIALLY OWNED(1)   CLASS(3)
----                                       ---------------------   --------   ---------------------   --------
John M. Belk(4)(5)(6)(7)(8)(9)...........       14,347,819          26.7%                 0               *
Thomas M. Belk, Jr.(10)..................        1,850,416            3.4                 0               *
H.W. McKay Belk(11)......................        1,600,424            3.0                 0               *
John R. Belk(12).........................        1,599,053            3.0                 0               *
Sarah Belk Gambrell(8)(9)................        9,687,509           18.0                 0               *
J. Kirk Glenn, Jr.(13)(14)(15)...........        4,419,614            8.2                 0               *
Karl G. Hudson, Jr.......................            5,866              *                 0               *
B. Frank Matthews,
  II(16)(17)(18)(19)(20).................          921,671            1.7                 0               *
John A. Kuhne(21)........................          311,636              *                 0               *
Ralph A. Pitts...........................                0              *            12,000             1.2%
All executive officers and directors as a
  group (15 persons).....................       34,752,295          64.6%            12,300             1.3%

---------------

  * Beneficial ownership represents less than 1% of the applicable class of the Company's outstanding common stock.
 (1) Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power", which includes the power to vote or to direct the voting of such security, or "investment power", which includes the power to dispose of or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has the right to acquire within sixty (60) days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as of which he has no economic or pecuniary interest. Except as set forth in the footnotes below, the persons named above have sole voting and investment power with respect to all shares of Class A Common Stock shown as being beneficially owned by them.
 (2) 53,770,664 shares of Class A Common Stock were outstanding as of April 15, 2000.
 (3) 961,901 shares of Class B Common Stock were outstanding as of April 15,
     2000.
 (4) Includes 2,079,910 shares held by Montgomery Investment Company, of which John M. Belk is the majority shareholder.
 (5) Includes 1,484,374 shares held by Brothers Investment Company, which corporation is equally owned by John M. Belk and the heirs of Thomas M. Belk. Voting and investment power is shared by John M. Belk and Katherine McKay Belk.
 (6) Includes 15,448 shares held by Mary Claudia, Inc., of which John M. Belk is the majority shareholder.
 (7) Includes 6,555 shares held by Claudia Watkins Belk Grantor Trust dated 2/23/96, 21,862 shares held by Claudia W. Belk, Tr. u/a f/b/o Mary Claudia Belk and 102,070 shares held by Mary Claudia Belk Irrevocable Trust dated 1/4/94. Claudia W. Belk, Trustee, is John M. Belk's wife.
 (8) Includes 1,140,080 shares held in several trusts established by the Will of
     W. H. Belk for the benefit of his children. Voting and investment power of the trusts for John M. Belk and Thomas M. Belk is shared by John M. Belk, Sarah Belk Gambrell, Henderson Belk and W. H. Belk, Jr. Voting and investment power of the trusts for Sarah Belk Gambrell, W. H. Belk, Jr., and Henderson Belk is shared by John M. Belk, Sarah Belk Gambrell, Henderson Belk, W. H. Belk, Jr. and Irwin Belk.
 (9) Includes 1,436,385 shares held in several trusts established by the Will of Mary I. Belk for the benefit of her children. Voting and investment power of the trusts for John M. Belk and Thomas M. Belk is shared by John M. Belk, Sarah Belk Gambrell, Henderson Belk and W. H. Belk, Jr. Voting and investment power of the trusts for Sarah Belk Gambrell, W. H. Belk, Jr. and Henderson Belk is shared by John M. Belk, Sarah Belk Gambrell, Henderson Belk, W. H. Belk, Jr. and Irwin Belk.

(10) Includes 227,311 shares held by Thomas M. Belk, Jr. as custodian for his minor children, 240,585 shares held as custodian for the minor children of his brother, H.W. McKay Belk, and 25,511 shares held by his wife, Sarah F. Belk.
(11) Includes 248,720 shares held by H.W. McKay Belk as custodian for his minor children and 27,022 shares held by his wife, Nina F. Belk.
(12) Includes 212,569 shares held by John R. Belk as custodian for his minor children and 23,575 shares held by his wife, Kimberly D. Belk.
(13) Includes 871 shares held by his wife, Madlon C. Glenn.
(14) Includes 1,501,410 shares held by James K. Glenn, Jr., Trustee under Will of Daisy Belk Mattox, 587,582 shares held by John Belk Stevens Trust U/W
     ITEM III, Section C f/b/o James Kirk Glenn, Jr., et al, and 391,897 shares held by John Belk Stevens Trust U/W ITEM III, Section A f/b/o Sara S. Glenn. Voting and investment power is vested in J. Kirk Glenn, Jr., the Trustee of each trust.
(15) Includes 1,766,100 shares held by the Estate of David Belk Cannon. Voting and investment power is shared by the co-Executors who are J. Kirk Glenn, Jr., Eugene R. Matthews and Betty F. Buchanan.
(16) Includes 166,707 shares held by First Union National Bank of N.C., B. Frank Matthews, II and Annabelle Z. Royster, Co-Trustees under the Will of J. H. Matthews, Jr. The Trustees named have voting and investment power with respect to such shares.
(17) Includes 75,620 shares held by Robinson Investment Company.
(18) Includes 500 shares held by his wife, Betty C. Matthews.
(19) Includes 422,148 shares held by Matthews Group Limited Partnership.
(20) Includes 1,218 shares held by Elizabeth M. Welton Estate, 22,782 shares held by Elizabeth Matthews Welton Family Limited Partnership and 232,196 shares held by Elizabeth Matthews Welton Family Limited Partnership Phase
     II. B. Frank Matthews, II, Mrs. Welton's brother, is the Executor of her estate.
(21) Includes 289,876 shares held by his wife, Lucy S. Kuhne.

                             PRINCIPAL STOCKHOLDERS

     The table below sets forth certain information as of April 15, 2000 concerning persons (in addition to those identified in the section entitled "Management Common Stock Ownership") known to the Board to be a "beneficial owner" as such term is defined by the rules of the Securities and Exchange Commission, of more than 5% of the outstanding shares of Class A Common Stock and Class B Common Stock.

                                              SHARES OF CLASS A     PERCENT      SHARES OF CLASS B     PERCENT
                                                COMMON STOCK           OF          COMMON STOCK           OF
NAME AND ADDRESS                            BENEFICIALLY OWNED(1)   CLASS(2)   BENEFICIALLY OWNED(1)   CLASS(3)
----------------                            ---------------------   --------   ---------------------   --------
Katherine McKay Belk(4)(5)................        6,013,844           11.2%                  0              *
2801 West Tyvola Road
Charlotte, NC 28217
John C. Daughtridge.......................                0              *             136,777           14.2%
1600 Morganton Road
Pinehurst, NC 28374
John B. Daughtridge(6)(7).................                0              *             108,098           11.2
16 Guerard Road
Charleston, SC 29407
Harriett D. Harris(8).....................                0              *             124,668           13.0
131 S. Battery
Charleston, SC 29401
Sara Dew Misner...........................                0              *             147,091           15.3
5558 Hackberry Cove
Memphis, TN 38120

---------------

 * Beneficial ownership represents less than 1% of the applicable class of the Company's outstanding common stock.
(1) Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power", which includes the power to vote or to direct the voting of such security, or "investment power", which includes the power to dispose of or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has the right to acquire within sixty (60) days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as of which he has no economic or pecuniary interest. Except as set forth in the footnotes, the persons named above have sole voting and investment power with respect to all shares of Class A Common Stock and Class B Common Stock shown as being beneficially owned by them.
(2) 53,770,664 shares of Class A Common Stock were outstanding as of April 15, 2000.
(3) 961,901 shares of Class B Common Stock were outstanding as of April 15,
    2000.
(4) Includes 1,484,374 shares held by Brothers Investment Company, which corporation is equally owned by John M. Belk and the heirs of Thomas M. Belk. Voting and investment power is shared by John M. Belk and Katherine McKay Belk.
(5) Includes 444,212 shares held by Milburn Investment Company, of which Katherine McKay Belk is the majority stockholder, 599,898 shares held by Katherine McKay Belk as custodian for her minor grand-children and 136,293 shares held by The Katherine and Thomas M. Belk Foundation.
(6) Includes 1,000 shares held by his wife, Lois Ann Daughtridge.
(7) Includes 1,785 shares held by Harriett D. Harris Irrevocable Trust dated 12/5/94 f/b/o Harriett B.D. Harris. Voting and investment power is vested in John B. Daughtridge, Trustee.
(8) Includes 8,355 shares held as custodian for the minor children of her brother, John B. Daughtridge.

                             EXECUTIVE COMPENSATION

     The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company (referred to herein as the "Named Executive Officers") for the fiscal years ended January 31, 1998, January 30, 1999 and January 29, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                ANNUAL COMPENSATION(2)(3)
                                                ---------------------------------------------------------
                                      FISCAL                            OTHER ANNUAL        ALL OTHER
NAME AND PRINCIPAL POSITION(1)        YEAR(4)   SALARY($)   BONUS($)   COMPENSATION($)   COMPENSATION($)
------------------------------        -------   ---------   --------   ---------------   ----------------
John M. Belk........................   2000     $700,000    $363,580      $235,072(5)
  Chairman; Chief Executive            1999      520,000     320,840       231,913(5)
  Officer; Director                    1998      500,000     180,000       231,980(5)
Thomas M. Belk, Jr..................   2000      515,000     213,962        12,000(6)
  President, Store Divisions and       1999      364,000     184,912        12,000(6)
  Real Estate; Director                1998      350,000     125,000        10,578(6)
H. W. McKay Belk....................   2000      515,000     213,962        12,000(6)
  President, Merchandising and         1999      364,000     184,912        12,000(6)
  Marketing; Director                  1998      350,000     125,000        10,578(6)
John R. Belk........................   2000      515,000     213,962        12,000(6)
  President, Finance, Systems          1999      364,000     184,912        12,000(6)
  and Operations; Director             1998      350,000     125,000        10,578(6)
Ralph A. Pitts......................   2000      450,000      76,950        50,970(7)
  Executive Vice President,            1999      416,000      47,385        12,000(6)         200,000(8)
  General Counsel and Secretary        1998      387,000      50,000        11,250(6)

---------------

(1) The principal position given for each of the Named Executive Officers is the principal position held as of January 29, 2000.
(2) All amounts reflect compensation paid by BSS or its subsidiary Belk Administration Company ("BAC") unless otherwise indicated.
(3) Does not include retirement benefits under the Supplemental Pension Plan (as defined herein) or the Pension Plan (as defined herein) (except for payments to Mr. John M. Belk) (see "Supplemental Pension Plan" and "Pension Plan").
(4) Fiscal year 2000 is the year ended January 29, 2000. Fiscal year 1999 is the year ended January 30, 1999. Fiscal year 1998 is the year ended January 31, 1998.
(5) Reflects (i) the economic value of life insurance premiums provided by certain of the Belk Companies in the amount of $10,944 in fiscal year 2000, $8,348 in fiscal year 1999 and $3,087 in fiscal year 1998 with respect to a split-dollar life insurance policy for the benefit of Mr. John M. Belk and his wife, Mrs. Claudia W. Belk (prior to fiscal year 2000, the Company stated the value of the premiums as the full dollar amount of the premiums paid; the Company has changed its disclosure method to reflect the economic value of the premiums to the executive on an actuarial basis and has restated prior year values in accordance with that method); (ii) $2,400 in fiscal year 2000, $12,329 in fiscal year 1999 and $8,773 in fiscal year 1998 of benefits paid by BSS under the Belk Profit Sharing Plan (as defined herein); (iii) $36,982 in fiscal year 2000, fiscal year 1999 and fiscal year 1998 of benefits paid by BSS under the Pension Plan (as defined herein);
    (iv) $100,945 in fiscal year 2000, $90,453 in fiscal year 1999 and $99,337 in fiscal year 1998 of above-market interest earned by Mr. Belk on compensation deferred in prior fiscal years pursuant to the Deferred Compensation Plan (as defined herein); and (v) $83,801 in fiscal year 2000, fiscal year 1999 and fiscal year 1998 of benefits paid by BSS under the Supplemental Pension Plan (as defined herein).
(6) Reflects amounts contributed by BSS or BAC under the 401(k) Savings Plan (see "401(k) Savings Plan").

(7) Reflects (i) amount contributed by BSS under the 401(k) Savings Plan in the amount of $12,000 (see "401(k) Savings Plan") and (ii) amount reimbursed during the fiscal year for the payment of taxes in the amount of $38,970.
(8) Reflects a special bonus paid following the reorganization of the Belk Companies into Belk, Inc. (the "Reorganization"), which was completed on May 2, 1998. Mr. Pitts also was granted 6,000 shares of Class B Common Stock in fiscal year 1999 and an additional 6,000 shares of Class B Common Stock in fiscal year 2000.

     The Company does not have employment agreements with any of the Named Executive Officers.

PENSION PLAN

     The Company maintains a pension plan (the "Pension Plan") that covers substantially all of the employees of the Company. Benefits are based primarily on years of service and the employees' compensation, subject to limitations under the Code. The compensation covered by the Pension Plan for an employee will be an amount equal to (a) the total cash compensation paid to such employee by his employer through his payroll account during the plan year and reported on his Form W-2; plus (b) all elective pre-tax contributions made for him under any defined contribution plan sponsored by his employer; plus (c) all pre-tax medical premiums paid on his behalf under Section 125 of the Code; and excluding
(d) all taxable fringe benefits reported on his Form W-2. The Company's policy is to fund the Plan to satisfy the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"). Generally, an employee is entitled upon retirement to annual payments for each year of service in accordance with a set formula comprised of both a basic benefit (specified dollar amount) and a supplemental benefit. Current annual payments of $36,982 are made to Mr. John M. Belk and the estimated benefits payable upon retirement at normal retirement age for each other Named Executive Officer as of January 29, 2000 are $66,088, $66,670, $67,650 and $57,392 for Messrs. Thomas M. Belk, Jr., H.W. McKay Belk, John R. Belk and Ralph A. Pitts, respectively.

SUPPLEMENTAL PENSION PLAN

     The Company maintains a supplemental executive retirement plan (the "Supplemental Pension Plan") that covers a select group of management and highly compensated employees (the "Covered Employees"). The following table sets forth estimated annual target benefits available upon retirement with regard to the Supplemental Plan.

                                                              YEARS OF SERVICE(1)
                                              ----------------------------------------------------
REMUNERATION(2)                                  15         20         25         30         35
---------------                               --------   --------   --------   --------   --------
$300,000....................................  $ 75,000   $112,500   $150,000   $187,500   $225,000
 350,000....................................    87,500    131,250    175,000    218,750    262,500
 400,000....................................   100,000    150,000    200,000    250,000    300,000
 500,000....................................   125,000    187,500    250,000    315,800    375,000
 600,000....................................   150,000    225,000    300,000    375,000    450,000
 750,000....................................   187,500    281,250    375,000    468,750    562,500
 900,000....................................   225,000    337,500    450,000    562,500    675,000

---------------

(1) As of January 29, 2000, Mr. John M. Belk has the maximum of 35 credited years of service; Mr. Thomas M. Belk, Jr. has an estimated 19 credited years of service; Mr. H.W. McKay Belk has an estimated 21 credited years of service; Mr. John R. Belk has an estimated 15 credited years of service; and Mr. Ralph A. Pitts has an estimated 4 credited years of service.
(2) The compensation covered by the Supplemental Pension Plan includes base salary and any bonus received. For each of the Named Executive Officers, the current compensation covered by the Supplemental Pension Plan does not differ by more than 10% from the amount listed in the "Salary" column of the Summary Compensation table.

     The Supplemental Pension Plan is maintained primarily for the purpose of providing supplemental retirement benefits for the Covered Employees. The Covered Employees have a non-forfeitable right to receive a supplemental pension upon five years of service in the covered position. Generally, the amount of the supplemental pension to which a Covered Employee is entitled is an annual target amount computed in the form of a single life annuity equal to 2.5% of his Average Final Earnings for each year of service (in excess of five) up to a maximum of 35 years, reduced by any amounts received due to the Pension Plan and Primary Social Security Benefits. "Average Final Earnings" for purposes of the Supplemental Pension Plan is the average of the Covered Employee's salary for the highest five years of the last ten years of credited service.

401(K) SAVINGS PLAN

     BSS maintained a profit sharing plan until December 31, 1997, when it was terminated and its participants' account balances were transferred to a 401(k) savings plan (the "Belk 401(k) Savings Plan" or "Plan"), which was adopted by the Company as of January 1, 1998. The former profit sharing plan and the Belk 401(k) Savings Plan are substantially identical with respect to participation, vesting and benefits. All employees of BSS and BAC (including officers and directors who are employees) may participate in the Plan after one year of service (1,000 hours) with BSS or BAC. Participating employees may make pre-tax and after-tax contributions, subject to limitations under the Code, of a percentage (not to exceed 15%) of their total compensation and such amounts (and the earnings thereon) are fully vested at all times. As part of the Plan, BSS and BAC make contributions of (a) 1.5% of annual compensation towards a "Fully Vested Employer Contributions Account", which contributions are fully vested (including the earnings thereon); and (b) 100% "matching" of participating employees' contributions, up to 6% of annual compensation, towards a "Basic Employer Contributions Account", which contributions become fully vested after five years of service (including the earnings thereon) or upon the employee's death, total disability or retirement.

DEFERRED COMPENSATION PLAN

     The Company maintains a deferred compensation plan (the "Deferred Compensation Plan"). Certain members of senior management of the Company may participate in the Deferred Compensation Plan. Participants in the Deferred Compensation Plan may elect to defer a portion of their regular compensation subject to certain limitations prescribed by the Deferred Compensation Plan. Eligible employees may enroll in the Deferred Compensation Plan every four years. The Company is required to pay interest on the participant's deferred compensation. The historical rates vary from between 8% and 15% per annum

EXECUTIVE OFFICERS

                                                                                      EXECUTIVE
NAME                                   AGE                 POSITION                 OFFICER SINCE
----                                   ---                 --------                 -------------
James M. Berry.......................  69    Executive Vice President, Finance          1998
Ralph A. Pitts.......................  46    Executive Vice President, General          1998
                                               Counsel and Secretary
William L. Wilson....................  52    Executive Vice President, Real Estate      1998
                                               and Store Planning
Robert K. Kerr.......................  51    Executive Vice President, Systems          1999
Bill R. Walton.......................  51    Senior Vice President, Treasurer and       1998
                                               Controller

     The executive officers set forth above are in addition to those executive officers who also serve as directors of the Company. See "-- Directors".

     James M. Berry. Mr. Berry has served as Executive Vice President, Finance of the Company since May 1998. Mr. Berry has been Executive Vice President, Finance of BSS since 1995. From 1993 to 1995, he was retired. From 1988 to 1992, Mr. Berry was Vice Chairman for NationsBank, Texas, N.A., a banking company. Mr. Berry currently serves on the Board of Directors of Williams-Sonoma Corporation, HCC Insurance Holdings, Inc. and Mecklenburg County Council of the Boy Scouts of America. Mr. Berry has also served on the Board of Directors of NationsBank Houston (Vice Chairman), NationsBank, Texas, N.A., Houston

Casualty Company, The Museum of Fine Arts, The Houston Museum of National Science, Central Houston, Inc., the Metropolitan Board of the YMCA of the Greater Houston Area, The Greater Houston Partnership and Junior Achievement of Southeast Texas.

     Ralph A. Pitts. Mr. Pitts has served as Executive Vice President, General Counsel and Secretary for the Company since May 1998. Mr. Pitts has been Executive Vice President and General Counsel of BSS since 1995. From 1985 to 1995, he was a partner in the law firm of King & Spalding in Atlanta, Georgia. Mr. Pitts serves on the Boards of Central Piedmont Community College, the Johnston Memorial YMCA, the Mecklenburg County Council of the Boy Scouts of America and the Mint Museum of Art.

     William L. Wilson. Mr. Wilson has served as Executive Vice President, Real Estate and Store Planning for the Company since May 1998. Mr. Wilson has been Executive Vice President, Real Estate of BSS since 1992. From 1989 to 1992, he was Senior Vice President, Real Estate for BSS. Mr. Wilson is also a Trustee of the International Council of Shopping Centers.

     Robert K. Kerr. Mr. Kerr has served as Executive Vice President, Systems for the Company since June 1999. Mr. Kerr has been employed by the Belk store organization since 1971, and served as Executive Vice President and Partner of the Atlanta group from 1991 to May 1998 and as a Divisional President from May 1998 to June 1999.

     Bill R. Walton. Mr. Walton has served as Senior Vice President, Treasurer and Controller of the Company since May 1998. Mr. Walton has been Senior Vice President and Controller of BSS since 1992 and Treasurer since 1997. From 1987 to 1992, he was Vice President and Controller of BSS. Mr. Walton is a Certified Public Accountant.

REPORT ON EXECUTIVE COMPENSATION

  General

     The Company does not have a Compensation Committee. Compensation paid to the Company's principal executive officers, including the Named Executive Officers, for the fiscal year ended January 29, 2000, was paid by BSS or BAC. The general policies under which such compensation was paid were determined by BSS and reviewed with the directors of the Company.

     The Company's compensation philosophy is a "pay for performance" model designed to attract and retain highly qualified executives and to align their financial interests with those of the Company's stockholders. The Company's specific objectives in determining compensation are (i) to provide appropriate incentives designed to assist in assuring that the Company achieves its revenue and earnings objectives; (ii) to ensure that the Company is able to attract and retain loyal, high quality management; and (iii) to increase stockholder value. The Company believes that executive pay should correlate to the level of responsibility and performance of the executive on an individual basis.

     Annual executive compensation for the fiscal year ending January 29, 2000 was comprised of a base salary and a possible cash incentive bonus. The base salary for each executive is intended to reflect the scope of responsibilities and duties of that executive on an annual basis. Annual base salary adjustments are based upon performance measured against the accomplishment of individual goals. Payment of the cash incentive bonus is determined by the Company's sales and earnings performance measured against predetermined budgetary targets. The cash bonus is computed as a percentage of the executive's base salary determined by the extent to which the Company achieves those goals. The annual salary and bonus earned by each of the Named Executive Officers for the fiscal year ending January 29, 2000, is reflected in the Summary Compensation Table.

  Compensation of Chief Executive Officer

     John M. Belk has served as Chairman and Chief Executive Officer of the Company since its formation in May 1998. During the fiscal year ending January 29, 2000, the Company set new records for financial performance. The Company's sales volume and profits were the highest in the history of the Belk organization, and the Company's net income increased by 25% over the previous year. Mr. Belk has continued to provide strong and consistent leadership during a time of enormous change in the Belk organization, including the past year's reorganization of the Company's operating divisions.

     Mr. Belk does not have an employment agreement with the Company. Mr. Belk's compensation for the fiscal year ending January 29, 2000, followed the model outlined above. Mr. Belk's base salary was $700,000 with a cash incentive bonus of $363,580. In addition, Mr. Belk received compensation in the form of insurance premiums paid by the Company, benefits paid under the Belk Profit Sharing Plan and Pension Plan and above-market interest earned on compensation deferred in prior fiscal years pursuant to the Company's Deferred Compensation Plan.

     Section 162(m) of the Internal Revenue Code (the "Code") limits the tax deductibility of compensation in excess of $1 million paid to the Named Executive Officers unless the payments are made under a performance based plan as defined in Section 162(m) of the Code. The Company believes that, with the exception of salary and bonus paid to Mr. Belk in excess of $1 million, the payments to Mr. Belk, and the other Named Executive Officers, earned during the fiscal year ending January 29, 2000, meet the requirements of deductibility as specified in the Code. While the Company recognizes that a small portion of the compensation paid to Mr. Belk exceeds the deductibility limits under the Code, the Company believes such compensation to be appropriate and intends to continue to compensate the Chief Executive Officer in such a manner that maximizes the allowable deductions while providing executive compensation that will remain competitive in the industry.

  Benefits

     Benefits offered to key executives serve a different purpose than do other elements of total compensation. In general, they are designed to provide a safety net of protection against financial catastrophes that can result from illness, disability or death, and to provide a reasonable level of retirement incomes based on years of service with the Company. Benefits offered to key executives are largely those offered to the general employee population, with some variation, primarily to promote tax efficiency and replacement of benefit opportunities lost due to regulatory limits.

  Conclusion

     The Company intends to continue to operate under, and to adjust as necessary, its compensation policies and practices to assure that they are consistent with the goals and objectives of the Company, with the primary mission of increasing long-term stockholder value.

Board of Directors of BSS:     John M. Belk, Chairman
                               James K. Glenn, Jr.
                               Thomas M. Belk, Jr.
                               H.W. McKay Belk
                               John R. Belk

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Several of the members of the Board of Directors of BSS who participated in discussions regarding executive compensation for fiscal year 2000 have relationships with the Company and its subsidiaries that are in addition to their service as members of the Board of Directors of BSS. The following officers of the Company participated in deliberations of the Board of Directors of BSS concerning executive officer compensation:

     Mr. John M. Belk has been Chairman of the Board and Chief Executive Officer of the Company since May 1998. Mr. Belk is also Chairman of the Board and Chief Executive Officer of BSS.

     Mr. Thomas M. Belk, Jr. has been President, Store Divisions and Real Estate of the Company since May 1998. Mr. Belk is also Vice Chairman of BSS, and was President of most of the Belk Companies from March 1997 to May 1998.

     Mr. H.W. McKay Belk has been President, Merchandising and Marketing of the Company since May 1998. Mr. Belk was also Vice Chairman of most of the Belk Companies from March 1997 to May 1998 and is currently President and Chief Merchandising Officer of BSS.

     Mr. John R. Belk has been President, Finance, Systems and Operations of the Company since May 1998. Mr. Belk was Vice Chairman of most of the Belk Companies until May 1998 and currently serves as President and Chief Operating Officer of BSS.

SHAREHOLDER RETURN PERFORMANCE GRAPH

     Neither the Class A Common Stock nor the Class B Common Stock was traded on a public market during any part of fiscal year 2000. Accordingly, the stock performance graph comparing the cumulative total shareholder return against cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Comparable Industry has been omitted.

CERTAIN TRANSACTIONS

     The Company is a party to a contract with Godwin Elevator Company for equipment maintenance in its Raleigh, North Carolina division. The total amount paid by the Company for services under this contract in calendar year 1999 was $50,244.07. Catherine H. Godwin, the daughter of Karl G. Hudson, Jr., is an officer and owns in excess of 10% of Godwin Elevator Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and persons who own more than ten percent (10%) of the Common Stock to file certain reports with respect to each such person's beneficial ownership of the Common Stock, including statements of changes in beneficial ownership on Form 4. In addition,
Item 405 of Regulation S-K requires the Company to identify in its Proxy Statement each reporting person who failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years. Based solely upon a review of Forms 3 and 4 and amendments thereto, all such persons complied with the applicable reporting requirements.

                                 PROPOSAL NO. 2
                      BELK, INC. 2000 INCENTIVE STOCK PLAN

     The stockholders of the Company are being asked to consider and approve the adoption of the Belk, Inc. 2000 Incentive Stock Plan (the "Plan"). The Board of Directors adopted the Plan effective as of November 19, 1999, subject to approval by the stockholders at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting will be required to approve the Plan. Abstentions will have the effect of a vote "AGAINST" adoption of the Plan and broker non-votes will not be counted as either "FOR" or "AGAINST" the adoption of the Plan.

REASONS FOR ADOPTING THE PLAN

     The Board believes that talented, dedicated key employees and directors play a key role in the Company's sustained growth and financial success. In order to improve the Company's ability to attract, retain and motivate superior individuals, including non-employee directors, the Board has adopted an incentive stock plan. The Board adopted the Plan subject to the approval of the stockholders. Under the Plan, the Board may, in its discretion, grant any of the following:

     - Options to purchase shares of Class B Common Stock. Options granted under the Plan may be either non-qualified stock options ("Non-ISOs"), options intended to qualify as "incentive stock options" ("ISOs") under
       Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or a combination of both.

     - Stock appreciation rights ("SARs"). SARs are the right to receive, in exchange for surrender of an option, cash equal to the fair market value of the shares that are subject to the option, less the exercise price to acquire those shares.

     - Awards of Class B Common Stock. The Board may grant shares of Class B Common Stock to key employees and may condition the grant of those shares on the attainment of certain Company financial goals or performance standards or may subject awards of Class B Common Stock to conditions under which the grantee may be required to return the shares covered by the awards to the Company.

     The Board believes that grants of options, SARs and awards of Class B Common Stock will strongly link the interests of recipient employees and directors to those of the stockholders. Grants and awards will also provide recipients with additional incentives to devote themselves to the Company's future success.

     The following is a summary of the plan's principal features. We have attached a copy of the Plan as Exhibit A to this Proxy Statement.

                              SUMMARY OF THE PLAN

COMMON STOCK AVAILABLE UNDER THE BELK, INC. 2000 INCENTIVE STOCK PLAN

     The Company has reserved 2,800,000 shares of Class B Common Stock for issuance under the Plan. If there is a change in the Company's capitalization that affects its outstanding Class B Common Stock, the Board or the committee administering the Plan may adjust this number in order to preserve the benefits the Company intends to provide under the Plan.

ADMINISTRATION

     The Executive Committee or one or more committees that the Board designates ("the Committee") will administer the Plan. In order for grants of options under the Plan to be exempt from the limitations on deductibility under Section 162(m) of the Code, the Plan must be administered, at least as to optionees whose compensation is subject to those limitations on deductibility, by a committee composed exclusively of two or more outside directors. Outside directors are members of the Board who meet certain tests under the tax laws for independence from the Company's management.

ELIGIBILITY

     The Board or the Committee when so authorized may make grants or awards to key employees and directors. Grants and awards will be within the discretion of the Board or the Committee. Therefore, it is impossible to predict to whom the awards or grants will be made or the amount of the grants or awards.

STOCK OPTIONS

     Under the Plan, the Board may authorize the Committee to award either Non-ISOs or ISOs, to key employees and non-ISO's to directors. If a court or governmental body determines that an award designated as an ISO does not qualify as an ISO under the Code, then, under the Plan, the option will be treated as a Non-ISO.

     An option that is designated as an ISO may not become exercisable for the first time during any one calendar year for shares of Class B Common Stock having an aggregate fair market value in excess of $100,000. An option which is designated as an ISO will, to the extent it exceeds these limitations, be treated as a Non-ISO.

     The Committee determines the terms of option awards, including their amount, exercise price and term. The Committee will set forth the terms of each option award in an award agreement that it will give to the grantee at the time of the grant.

Limitation on Individual Option Grants

     The Committee may not, in any calendar year, grant to any key employee options or SARs representing more than 100,000 shares of Class B Common Stock. If there is a change in the capitalization of the Company that affects the outstanding Class B Common Stock, the Board or the Committee may adjust this number in order to preserve the intended benefits under the Plan.

Term

     The Committee establishes an expiration date for each option it grants. In no event will an option be exercisable after the expiration date.

     - For Non-ISOs, the term may not exceed ten years.

     - For ISOs, the term generally may not exceed ten years. However, if the grant is to an individual who, on the date of the grant, owns more than ten percent of the outstanding Common Stock, then the term may not exceed five years.

     - An Option Certificate may provide for the exercise of an option after the employment of a key employee has terminated for any reason, including death or disability.

Exercise Price

     The exercise price of an option may not be less than the "fair market value" of a share of the Class B Common Stock on the date of the grant. Fair market value is defined in the Plan as the price at which the Board acting in good faith determines through any reasonable valuation method that a share of Class B Common Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts. However, if the grantee owns more than ten percent of the outstanding Class B Common Stock, then the per share exercise price of an ISO must be at least 110% of the fair market value of a share of Class B Common Stock on the date of the grant. Generally, grantees may pay the exercise price of an option in cash, by check, or by Common Stock of the Company that he or she has held for at least six months prior to the exercise of the option, subject to acceptance by the committee.

STOCK APPRECIATION RIGHTS

     Under the Plan, the Board may authorize the Committee to grant SARs to key employees either in conjunction with any option that it grants under the Plan or independent of any option.

     - SARs may not be less than the fair market value of a share of the Class B Common Stock on the date that the SAR is granted.

     - The term of an SAR must not exceed ten years.

     - An SAR may be granted as part of an option. If an SAR is evidenced by an Option Certificate, the SAR value for each share of stock subject to the SAR is the option price for the related option. Such SAR is only exercisable while the related option is exercisable. The exercise of the SAR with respect to any share of stock will cancel the optionee's right to exercise the option with respect to that share, and conversely, the exercise of the option for such share with respect to any share of stock will cancel the SAR with respect to such share.

     - The Committee will determine the form and time of any payment with respect to an SAR.

CLASS B COMMON STOCK AWARDS

     The Board or the Committee when so authorized may award shares of Class B Common Stock to key employees, but no such awards for any calendar year may exceed 100,000 shares. The stock may or may not be restricted. Restricted stock awards are awards of Class B Common Stock that are subject to restrictions during a specified period. For example, the Committee may condition a restricted stock award on a participant's continued service with the Company or on achieving specified financial goals.

     Restricted stock awards generally have the following characteristics:

     - The grantee will forfeit the shares if the specified conditions are not met.

     - The grantee cannot transfer restricted shares during the restriction period.

     - The committee may specify that the Company will hold the restricted shares during the restriction period.

     - Notwithstanding these restrictions, the grantee is entitled to vote restricted shares and receive any dividends during the restriction period.

     The Board or the Committee may also award Class B Common Stock without restrictions. The Board or the Committee determines what, if anything, the grantee must pay in order to receive the award of Class B Common Stock.

TRANSFERABILITY

     No option, forfeitable restricted stock or SAR is transferable other than by will or the laws of descent and distribution.

ADJUSTMENTS FOR CAPITAL CHANGES

     If the Company's corporate structure or capitalization changes, and the change affects the Class B Common Stock, the Board or the Committee will adjust:

     - the aggregate number of shares reserved for issuance under the Plan, and

     - the number of shares subject to outstanding options, SARs and stock awards, together with option and SAR exercise prices.

     The Committee will make these adjustments in order to preserve the benefits the Plan is intended to provide.

CHANGE IN CONTROL

     Upon a change in control of the Company, any and all conditions to the exercise of outstanding options or SARs and any and all issuance and forfeiture conditions on any restricted stock will be deemed to be satisfied in full, and the Board has the right, to the extent required by the transaction, to cancel any outstanding options, SARs and restricted stock after providing each key employee and director the right to exercise his or her options or SARs and take any other action necessary to receive the stock subject to any restricted stock grants.

     The Plan defines a Change of Control as (1) a "change in control" of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A for a proxy statement filed under Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (2) a "person" (as that term is used in Section 14(d)(2) of the Exchange Act) becomes after the Effective Date the beneficial owner (as defined in Rule 13d-3 under the Exchange
Act) directly or indirectly of securities representing 50% or more of the combined voting power for election of directors of the then outstanding securities of the Company, (3) the individuals who at the beginning of any period of two consecutive years or less constitute the Board cease for any reason during such period to constitute at least a majority of the Board, unless the election or nomination for election of each new member of the Board was approved by vote of at least two-thirds of the members of the Board then still in office who were members of the Board at the beginning of such period, (4) the stockholders of the Company approve any dissolution or liquidation of the Company or any sale or disposition of 50% or more of the assets or business of the Company or (5) the stockholders of the Company approve a merger or consolidation to which the Company is a party (other than a merger or consolidation with a wholly-owned subsidiary of the Company) or a share exchange in which the Company shall exchange shares of the Company for shares of another corporation as a result of which the persons who were stockholders of the Company immediately before the effective date of such merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger, consolidation or share exchange.

AMENDMENTS TO THE PLAN

     The Board may, in its discretion, amend the Plan. However, the Board must obtain stockholder approval in order to:

     - increase the number of shares of Class B Common Stock reserved for ISO grants, or

     - change the class of persons eligible to receive ISOs.

     If an amendment will adversely affect an option or award, the Board or the Committee must obtain the consent of the affected grantee before so amending the Plan.

SECURITIES REGISTRATION

     As a condition to the receipt of shares of stock under the Plan, if requested by the Company, each key employee and director must agree to hold such shares of stock for investment purposes and not with a view of resale or distribution to the public.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The Plan is not subject to the provisions of Section 401(a) of the Internal Revenue Code.

  Incentive Stock Options

     A participant generally does not realize taxable income upon the grant or exercise of an ISO under the Plan.

     If a participant does not dispose of shares received upon exercise of an ISO for at least

     - two years from the date of grant, and

     - one year from the date of exercise,

then upon sale of the shares:

     - any amount realized in excess of the exercise price is taxed as long-term capital gain, and

     - any loss sustained will be a long-term capital loss.

     If the participant has held the Class B Common Stock for more than 12 months, capital gains are subject to a maximum federal income tax rate of 20%. Otherwise, capital gains are subject to the same tax rates as are applicable to other income.

     The exercise of an ISO gives rise to an adjustment in computing alternative minimum taxable income that may result in alternative minimum tax liability for the participant. Specifically, in computing alternative minimum taxable income for the year in which the participant exercises the ISO, he or she must include the amount by which the fair market value of a share at the time of exercise exceeds the option exercise price. Currently, the maximum alternative minimum tax rate is 28%. If an optionee pays alternative minimum tax with respect to the exercise of an ISO, he or she may be able to use the amount of tax paid as a credit against regular tax liability in subsequent years. The optionee's basis in the shares for purposes of the alternative minimum tax will also be adjusted when income from a disposition of the shares is included in alternative minimum taxable income.

     If the participant disposes of Class B Common Stock acquired by exercise of an ISO before the end of the one and two-year holding periods described above, he or she has made a disqualifying disposition. If a participant makes a disqualifying disposition, he or she realizes ordinary income in the year of the disposition generally to the extent that the lesser of the fair market value of the Class B Common Stock on the date the option was exercised or the fair market value at the time of the disqualifying disposition exceeds the exercise price. Any amount realized upon a disqualifying disposition in excess of the fair market value of the Class B Common Stock on the date of exercise generally will be treated as either short-term or long-term capital gain, depending upon how long the participant holds the Class B Common Stock. If a participant uses Class B Common Stock that he or she acquires upon exercise of an ISO to pay the exercise price of another option prior to the end of the holding period for the Class B Common Stock, the disposition will be a disqualifying disposition.

     The Company cannot take a deduction for federal income tax purposes at the time of the grant or exercise of an ISO. At the time of a disqualifying disposition by a participant, the Company generally will be entitled to a deduction for federal income tax purposes equal to the amount taxable to the participant as ordinary income in connection with the disqualifying disposition. The Company is entitled to a deduction subject to the limitations on deductibility generally applicable to compensation payments.

  Non-Qualified Stock Options

     The grant of a Non-ISO under the Plan will not generally be subject to federal income tax. Upon exercise, however, the participant generally will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. Gain or loss on the subsequent sale of Class B Common Stock received on exercise of a Non-ISO generally will be either short-term or long-term capital gain or loss, depending upon how long the participant holds the Class B Common Stock.

     Upon exercise of a Non-ISO, the Company will be entitled to a compensation deduction for federal income tax purposes in the year and in the same amount as the participant recognizes and includes in his or her ordinary income, subject to the limitations on deductibility generally applicable to compensation payments. For example, under Section 162(m) of the Internal Revenue Code, the Company may not take a deduction for remuneration it pays during any taxable year to the chief executive officer or any of the four next most highly compensated executive officers in excess of $1,000,000. Section 162(m) is known as the "million dollar cap". For this purpose, remuneration excludes certain performance-based compensation. The Company believes that the Plan design meets all general requirements applicable to it under the performance-based compensation rules in order for option grants to be treated as giving rise to performance-based compensation. The Company anticipates that the Board or the Committee will, to the extent feasible and appropriate, administer the Plan so that option grants will in fact qualify as performance-based and any income recognized on their exercise will be exempt from the million dollar cap.

  Awards

     Awards granted under the Plan may or may not be subject to restrictions during a vesting period established with respect to the award. If an award is fully vested as of the date it is granted, the excess of the value of the shares transferred pursuant to the award over the amount, if any, that the recipient is required to pay for the shares is treated as ordinary compensation income to the recipient, and will be a deductible compensation expense to the Company, subject to limitations on deductibility generally applicable to compensation payments. If the award is subject to restrictions during a vesting period that are properly treated as constituting a "substantial risk of forfeiture" for federal income tax purposes, the recipient of an award will generally include in his or her taxable income for federal income tax purposes the value of the shares over the amount, if any, paid for the shares, as of the dates the shares become vested. This income will be treated as ordinary compensation income in determining his or her tax liability for the relevant year (as explained below).

     In general, if property is transferred to an individual in connection with arrangements related to compensation for services provided by that individual, the excess of the fair market value of the property transferred over the purchase price paid for the property, if any, is treated as taxable compensation income (that is taxed as additional ordinary income). In the case of an award granted for no purchase price, the full value of the shares transferred will be treated as compensation income of the grantee. This income must be recognized, absent an election under Section 83(b) of the Code, as explained below, at the time the shares cease to be subject to a "substantial risk of forfeiture".

     If shares transferred pursuant to an award are subject to forfeiture on, for example, termination of employment of the recipient prior to the date the shares "vest", that forfeiture may normally be treated as constituting a substantial risk of forfeiture for these purposes. The recipient of such an award would normally recognize the value of the shares granted as they become vested, taking into account the value not as of the date the award was granted, but as of the vesting date of the shares. On a sale of the shares, the award recipient would calculate his or her capital gain or loss by reference to the value of the shares on the vesting date, and would determine the character of the gain or loss as long or short-term by measuring the holding period starting as of the vesting date.

     The recipient of an award that is subject to vesting may make an election under Section 83(b) of the Code. The election will cause the recipient to recognize an amount of ordinary income equal to the fair market value of the shares transferred as of the date the award is granted (rather than as of the vesting date), and on a subsequent sale of those shares, the holding period would also be calculated by referenced to the grant date rather than the vesting date. If the shares are subsequently forfeited, the employee will not be able to claim a loss under applicable tax rules (which only permit recognition of a loss if there has been a purchase price paid for the shares, and only to the extent of such purchase price).

     To make an election under Section 83(b) of the Code, a recipient of an award that is subject to vesting must file the election no later than 30 days after the date of the award. This is done by filing a written statement with the IRS office where the employee files his or her returns, and filing a copy with the Company. A copy of the filing must also be included in the participant's tax return for the year of the purchase. The Section 83(b) election statement must contain the following information: the name, address and taxpayer identification number of the taxpayer, a description of the shares received, the date of the award and the taxable year for which the election is made, the nature of the restrictions on the shares, the fair market value of the shares as of the award date, the purchase price paid for the shares, if any, and a statement indicating that copies of the election have been furnished to other persons as required. The statement must be signed by the participant and must indicate that it is made under Section 83(b) of the Code. A copy of the Section 83(b) election must be filed along with the award recipient's federal income tax return for the year in which the award was granted.

THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974

     The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

BOARD RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE BELK, INC. 2000 INCENTIVE STOCK PLAN.

                         ANNUAL REPORT TO STOCKHOLDERS

     The Annual Report of the Company for the year ended January 29, 2000 accompanies this Proxy Statement.

                           ANNUAL REPORT ON FORM 10-K

     The Company will provide copies of the Company's Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the Securities and Exchange Commission (the "Annual Report"), to eligible stockholders upon request at no cost to such stockholders. The Company will also provide copies of the exhibits to the Annual Report to eligible stockholders upon request, for which the Company may impose a reasonable fee. Requests for copies of either the Annual Report or the exhibits thereto should be mailed to:

                            Belk, Inc.
                            2801 West Tyvola Road
                            Charlotte, North Carolina 28217
                            Attention: Ralph A. Pitts, Executive Vice President,
                                       General Counsel and Secretary

STOCKHOLDER PROPOSALS

     Any stockholder proposals intended to be presented at the Company's 2001 Annual Meeting of Stockholders in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 must be received by the Company no later than January 1, 2001 in order to be considered for inclusion in the Proxy Statement and form of proxy to be distributed by the Board of Directors in connection with such meeting.

     Stockholder proposals brought before the Company's 2001 Annual Meeting of Stockholders other than in accordance with Rule 14a-8 must satisfy the requirements of the Company's Certificate of Incorporation. To be timely, notice of such proposal must be given to the Secretary of the Company not less than 60, nor more than 90 days prior to the meeting, unless less than 70 days' notice of the meeting is provided to stockholders, in which case notice must be received by the Secretary no later than ten days after the date notice of the meeting is mailed or publicly disclosed by the Company. The notice must address the specific information set forth in the Certificate of Incorporation.

     The Company shall retain discretion to vote proxies on a proposal filed within the above deadlines provided (i) the Company includes advice on the nature of the proposal and how the Company intends to exercise its voting discretion in the proxy statement and (ii) the proponent of such proposal does not issue a proxy statement.

OTHER MATTERS

     The Board knows of no other matters to be brought before the meeting. However, if any other matters should come before the meeting, the persons named in the proxies will vote such proxies in accordance with their judgment.

EXPENSES OF SOLICITATION

     The cost of solicitation of proxies will be borne by the Company. In an effort to have as large a representation at the meeting as possible, special solicitation of proxies may, in certain instances, be made personally or by telephone, facsimile or mail by one or more employees of the Company. The Company also will reimburse brokers, banks, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy material to their principals who are beneficial owners of the Company's Common Stock.

                                          By Order of the Board of Directors,

                                          /s/ Ralph A. Pitts
                                          Ralph A. Pitts
                                          Executive Vice President,
                                          General Counsel and Secretary
Charlotte, North Carolina
May 3, 2000

                                                                   EXHIBIT 10.13

                      BELK, INC. 2000 INCENTIVE STOCK PLAN

                                     SEC. 1

                             BACKGROUND AND PURPOSE

     The purpose of this Plan is to promote the interest of Belk by authorizing the Board to grant Stock, Options, Restricted Stock and/or Stock Appreciation Rights to Key Employees and/or Directors in order (1) to attract and retain Key Employees and Directors, (2) to provide an additional incentive to each Key Employee or Director to work to increase the value of Stock and (3) to provide each Key Employee or Director with a stake in the future of Belk which corresponds to the stake of each of Belk's stockholders.

                                     SEC. 2

                                  DEFINITIONS

     2.1 Affiliate. means any organization (other than a Subsidiary) that would be treated as under common control with Belk under sec. 414(c) of the Code if "50 percent" were substituted for "80 percent" in the income tax regulations under sec. 414(c) of the Code.

     2.2 Board -- means the Board of Directors of Belk.

     2.3 Change in Control -- means (1) a "change in control" of Belk of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A for a proxy statement filed under Section 14(a) of the 1934 Act,
(2) a "person" (as that term is used in Section 14(d)(2) of the 1934 Act) becomes after the effective date of this Plan the beneficial owner (as defined in Rule 13d-3 under the 1934 Act) directly or indirectly of securities representing 50% or more of the combined voting power for election of directors of the then outstanding securities of Belk, (3) the individuals who at the beginning of any period of two consecutive years or less constitute the Board cease for any reason during such period to constitute at least a majority of the Board, unless the election or nomination for election of each new member of the Board was approved by vote of at least two-thirds of the members of the Board then still in office who were members of the Board at the beginning of such period, (4) the shareholders of Belk approve any dissolution or liquidation of Belk or any sale or disposition of 50% or more of the assets or business of Belk or (5) the shareholders of Belk approve a merger or consolidation to which Belk is a party (other than a merger or consolidation with a wholly-owned subsidiary of Belk) or a share exchange in which Belk shall exchange Belk shares for shares of another corporation as a result of which the persons who were shareholders of Belk immediately before the effective date of such merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger, consolidation or share exchange.

     2.4 Code -- means the Internal Revenue Code of 1986, as amended.

     2.5 Committee -- means the Executive Committee or such other committee as the Board may designate.

     2.6 Director -- means any member of the Board who is not an employee of Belk or a Parent or Subsidiary or affiliate (as such term is defined in Rule 405 of the 1933 Act) of Belk.

     2.7 Fair Market Value -- means the price at which the Board acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

     2.8 ISO -- means an option granted under this Plan to purchase Stock which is intended to satisfy the requirements of sec. 422 of the Code.

     2.9 Key Employee. means an employee of Belk or any Subsidiary or Parent or Affiliate designated by the Committee who, in the judgment of the Committee acting in its absolute discretion, is key directly or indirectly to the success of Belk.

     2.10 1933 Act.  means the Securities Act of 1933, as amended.

     2.11 1934 Act.  means the Securities Exchange Act of 1934, as amended.

     2.12 Non-ISO. means an option granted under this Plan to purchase Stock which is intended to fail to satisfy the requirements of sec. 422 of the Code.

     2.13 Option. means an ISO or a Non-ISO which is granted under sec. 7 of this Plan.

     2.14 Option Certificate. means the written certificate which sets forth the terms and conditions of an Option granted to a Key Employee or Director under this Plan.

     2.15 Option Price. means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

     2.16 Parent. means any corporation which is a parent of Belk within the meaning of sec. 424(e) of the Code.

     2.17 Plan. means this Belk, Inc. 2000 Incentive Stock Plan as effective as of the date adopted by the Board and as amended from time to time thereafter.

     2.18 Restricted Stock. means Stock granted to a Key Employee under certain conditions pursuant to sec. 9 of this Plan.

     2.19 Restricted Stock Certificate. means the document which sets forth the terms and conditions of a Restricted Stock grant to a Key Employee.

     2.20 Rule 16b-3. means the exemption under Rule 16b-3 to Section 16(b) of the 1934 Act or any successor to such rule.

     2.21 Stock.  means the Class B common stock of Belk.

     2.22 SAR Value. means the value assigned by the Committee to a share of Stock in connection with the grant of a Stock Appreciation Right under sec. 8.

     2.23 Stock Appreciation Right. means a right to receive the appreciation in a share of Stock which is granted under sec. 8 of this Plan.

     2.24 Stock Appreciation Right Certificate. means the document which sets forth the terms and conditions of a Stock Appreciation Right which is not granted to a Key Employee as part of an Option.

     2.25 Subsidiary. means a corporation which is a subsidiary corporation (within the meaning of sec. 424(f) of the Code) of Belk.

     2.26 Ten Percent Shareholder. means a person who owns (after taking into account the attribution rules of sec. 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of either Belk, a Subsidiary or Parent.

     2.27 Belk.  means Belk, Inc. and any successor to Belk, Inc.

                                     SEC. 3

                           SHARES RESERVED UNDER PLAN

     There shall (subject to sec. 13) be 2,800,000 shares of Stock reserved for use under this Plan. Such shares of Stock shall be reserved to the extent that Belk deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by Belk. Any shares of Stock subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option, any shares of Restricted Stock which are forfeited or canceled and any shares of Stock subject to a Stock Appreciation Right with respect to which no exercise has been made under sec. 8 before the cancellation or expiration of such Stock Appreciation Right thereafter shall again become available for use under this Plan, but any shares of Stock used to exercise an Option or to satisfy a withholding obligation shall not again become available for use under this Plan.

                                     SEC. 4

                                 EFFECTIVE DATE

     The effective date of this Plan shall be the date of its adoption by the Board, provided the shareholders of Belk (acting at a duly called meeting of such shareholders) approve such adoption within twelve (12) months of such effective date. Any Option or Restricted Stock or Stock Appreciation Right granted before such shareholder approval automatically shall be granted subject to such approval.

                                     SEC. 5

                                   COMMITTEE

     This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to sec. 13, sec. 14 and sec. 15 and Rule 16b-3) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on Belk, on each affected Key Employee or Director and on each other person directly or indirectly affected by such action.

                                     SEC. 6

                       ELIGIBILITY AND ANNUAL GRANT CAPS

     Only Key Employees who are employed by Belk or a Subsidiary or Parent shall be eligible for the grant of ISOs under this Plan, and Key Employees and Directors shall be eligible for the grant of Non-ISOs under this Plan. Only Key Employees shall be eligible for the grant of Stock, Restricted Stock or Stock Appreciation Rights under this Plan. No Key Employee in any calendar year shall receive a Stock or Restricted Stock grant, Option or Stock Appreciation Right with respect to more than 100,000 shares of stock.

                                     SEC. 7

                                    OPTIONS

     7.1 Board Action. The Board acting in its absolute discretion may authorize the Committee to grant Options to Directors and Key Employees under this Plan from time to time to purchase shares of Stock and, further, the Board may authorize the Committee to grant new Options in exchange for the cancellation of outstanding Options which have a higher or lower Option Price than the new Options. Each grant of an Option to a Key Employee shall be evidenced by an Option Certificate, and each Option Certificate shall set forth whether the Option is an ISO or a Non-ISO and shall set forth such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan; however, if the

Committee grants an ISO and a Non-ISO to a Key Employee on the same date, the right of the Key Employee to exercise the ISO shall not be conditioned on his or her failure to exercise the Non-ISO.

     7.2 $100,000 Limit. No Option shall be treated as an ISO to the extent that the aggregate Fair Market Value of the Stock subject to the Option which would first become exercisable in any calendar year exceeds $100,000. Any such excess shall instead automatically be treated as a Non-ISO. The Committee shall interpret and administer the ISO limitation set forth in this sec. 7.2 in accordance with sec. 422(d) of the Code, and the Committee shall treat this sec. 7.2 as in effect only for those periods for which sec. 422(d) of the Code is in effect.

     7.3 Option Price. The Option Price for each share of Stock subject to an Option which is granted to a Director or Key Employee shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to a Key Employee who is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted. The Option Price shall be payable in full upon the exercise of any Option, and at the discretion of the Committee an Option Certificate can provide for the payment of the Option Price either in cash, by check or in Stock which has been held for at least 6 months and which is acceptable to the Committee or in any combination of cash, check and such Stock. The Option Price in addition may be paid through any cashless exercise procedure which is acceptable to the Committee or its delegate and which is facilitated through a sale of Stock. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the certificate for such Stock is presented to the Committee or its delegate in such form as acceptable to the Committee.

     7.4 Exercise Period. Each Option granted under this Plan to a Key Employee shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an Option granted to a Director or Key Employee exercisable on or after the earlier of

          (1) the date such Option is exercised in full, or

          (2) the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Key Employee is a Ten Percent Shareholder on the date the Option is granted, or

          (3) the date which is the tenth anniversary of the date the Option is granted, if the Option is (a) a Non-ISO or (b) an ISO which is granted to a Key Employee who is not a Ten Percent Shareholder on the date the Option is granted.

An Option Certificate may provide for the exercise of an Option after the employment of a Key Employee has terminated for any reason whatsoever, including death or disability.

     7.5 Grants to Directors. A Non-ISO granted to a Director under this sec. 7.5 shall be subject to such other terms and conditions as the Committee deems appropriate and proper under the circumstances, and no Director shall be eligible to receive an Option under this Plan except as provided in this sec. 7.5. A grant of a Non-ISO to a Director under this sec. 7.5 is intended to be granted in a manner which continues to allow such Director to be a "non-employee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of sec. 162(m) of the Code, and all Non-ISOs granted to Directors under this sec. 7.5 shall be construed to effect such intent.

                                     SEC. 8

                           STOCK APPRECIATION RIGHTS

     8.1 Board Action. The Board acting in its absolute discretion may authorize the Committee to grant a Stock Appreciation Right to a Key Employee under this Plan from time to time, and each Stock Appreciation Right grant shall be evidenced by a Stock Appreciation Right Certificate or, if such Stock Appreciation Right is granted as part of an Option, shall be evidenced by the Option Certificate for the related Option.

     8.2 Terms and Conditions.

          (1) Stock Appreciation Right Certificate. If a Stock Appreciation Right is evidenced by a Stock Appreciation Right Certificate, such certificate shall set forth the number of shares of Stock to which the Key Employee has the right to appreciation and the SAR Value of each share of Stock. Such SAR Value shall be no less than the Fair Market Value of a share of Stock on the date that the Stock Appreciation Right is granted. The Stock Appreciation Right Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances, but no Stock Appreciation Right Certificate shall make a Stock Appreciation Right exercisable on or after the date which is the tenth anniversary of the date such Stock Appreciation Right is granted.

          (2) Option Certificate. If a Stock Appreciation Right is evidenced by an Option Certificate, the SAR Value for each share of Stock subject to the Stock Appreciation Right shall be the Option Price for the related Option. Each such Option Certificate shall provide that the exercise of the Stock Appreciation Right with respect to any share of Stock shall cancel the Key Employee's right to exercise his or her Option with respect to such share and, conversely, that the exercise of the Option with respect to any share of Stock shall cancel the Key Employee's right to exercise his or her Stock Appreciation Right with respect to such share. A Stock Appreciation Right which is granted as part of an Option shall be exercisable only while the related Option is exercisable. The Option Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances.

     8.3 Exercise. A Stock Appreciation Right shall be exercisable only when the Fair Market Value of a share of Stock subject to such Stock Appreciation Right exceeds the SAR Value for such share, and the payment due on exercise shall be based on such excess with respect to the number of shares of Stock to which the exercise relates. A Key Employee upon the exercise of his or her Stock Appreciation Right shall receive a payment from Belk in cash or in Stock, or in a combination of cash and Stock, and any payment in Stock shall be based on the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is exercised. The Committee acting in its absolute discretion shall have the right to determine the form and time of any payment under this sec. 8.3.

                                     SEC. 9

                                     STOCK

     9.1 Board Action. The Board acting in its absolute discretion may authorize the Committee to grant Stock to Key Employees under this Plan from time to time and, further, shall have the right to make new Stock or Restricted Stock grants in exchange for the cancellation of an outstanding Restricted Stock grant to such Key Employee. Each Restricted Stock grant shall be evidenced by a Restricted Stock Certificate, and each Restricted Stock Certificate shall set forth the conditions under which Stock will be issued pursuant to the grant and the conditions under which the Key Employee's interest in the underlying Stock will become nonforfeitable.

     9.2 Restricted Stock Grants.

          (1) Conditions to Issuance of Stock. The Committee acting in its absolute discretion may make the issuance of Stock to a Key Employee subject to the satisfaction of one, or more than one, condition which the Committee deems appropriate under the circumstances for Key Employees generally or for a Key Employee in particular, and the related Restricted Stock Certificate shall set forth each such condition and the deadline for satisfying each such condition. Stock subject to a Restricted Stock grant shall be issued in the name of a Key Employee only after each such condition, if any, has been timely satisfied, and any Stock which is so issued and is subject to forfeiture conditions pursuant to sec. 9.2(2) shall be held by Belk pending the satisfaction of those forfeiture conditions.

          (2) Forfeiture Conditions. The Committee acting in its absolute discretion may make Stock issued in the name of a Key Employee subject to one, or more than one, objective employment, performance or other forfeiture condition that the Committee acting in its absolute discretion deems appropriate under the circumstances for Key Employees generally or for a Key Employee in particular, and the related Restricted Stock Certificate shall set forth each such forfeiture condition, if any, and the deadline, if any, for Each share of Stock issued pursuant to a Restricted Stock grant shall be unavailable under sec. 3 unless such share thereafter is forfeited as a result of a failure to timely satisfy a forfeiture condition, in which event such share of Stock shall again become available under sec. 3 as of the date of such failure, satisfying each such forfeiture condition.

     9.3 Dividends and Voting Rights. If a cash dividend is paid on a share of Stock issued to a Key Employee pursuant to a Restricted Stock grant which Stock is subject to forfeiture conditions pursuant to sec. 9.2(2), Belk shall pay such cash dividend directly to such Key Employee. Such Stock dividend shall be treated as part of the Restricted Stock grant, and a Key Employee's interest in such Stock dividend shall be forfeited or shall become nonforfeitable at the same time as the Stock with respect to which the Stock dividend was paid is forfeited or becomes nonforfeitable. The disposition of each other form of dividend which is declared on such a share of Stock shall be made in accordance with such rules as the Committee shall adopt with respect to each such dividend. A Key Employee also shall have the right to vote such Stock.

     9.4 Satisfaction of Forfeiture Conditions; Provision for Income Taxes. A share of Stock shall cease to be Restricted Stock at such time as a Key Employee's interest in such Stock becomes nonforfeitable under this Plan, and the certificate representing such share shall be transferred to the Key Employee as soon as practicable thereafter. The Committee acting in its absolute discretion shall have the power to authorize and direct Belk to pay a cash bonus (or to provide in the terms of the Restricted Stock Certificate for Belk to make such payment) to a Key Employee to pay all, or any portion of, his or her federal, state and local income tax liability which the Committee deems attributable to a Stock or Restricted Stock grant, and to pay any such tax liability attributable to such cash bonus.

     9.5 Section 162(m). The Committee shall use its best efforts (where the Committee deems appropriate under the circumstances) to grant Restricted Stock either (1) subject to at least one condition which seems likely to result in the Restricted Stock qualifying as "performance-based compensation" under sec. 162(m) of the Code or (2) under such other circumstances as the Committee deems likely to result in an income tax deduction for Belk with respect such Restricted Stock grant.

                                    SEC. 10

                               NONTRANSFERABILITY

     No Option, forfeitable Restricted Stock or Stock Appreciation Right shall (absent the Committee's consent) be transferable by a Key Employee or an Director other than by will or by the laws of descent and distribution, and any Option or Stock Appreciation Right shall (absent the Committee's consent) be exercisable during a Key Employee's or Director's lifetime only by the Key Employee or Director. The person or persons to whom an Option or Restricted Stock or Stock Appreciation Right is transferred by will or by the laws of descent and distribution (or with the Committee's consent) thereafter shall be treated as the Key Employee or Director.

                                    SEC. 11

                            SECURITIES REGISTRATION

     As a condition to the receipt of shares of Stock under this Plan, the Key Employee or Director shall, if so requested by Belk, agree to hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by Belk, shall deliver to Belk a written statement satisfactory to Belk to that effect. If so requested by Belk, the Key Employee or Director shall make a written representation to Belk that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or he or she shall have furnished to Belk an opinion in form and substance satisfactory to Belk of legal counsel satisfactory to Belk that such registration is not required. Certificates representing the Stock transferred pursuant to a Stock or Restricted Stock grant or upon the exercise of an Option or Stock Appreciation Right may at the discretion of Belk bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to Belk of legal counsel satisfactory to Belk that such registration is not required.

                                    SEC. 12

                                  LIFE OF PLAN

     No Option, Stock, Restricted Stock or Stock Appreciation Right shall be granted under this Plan on or after the earlier of

          (1) the tenth anniversary of the effective date of this Plan (as determined under sec. 4 of this Plan), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options and Stock Appreciation Rights have been exercised in full or no longer are exercisable and all Restricted Stock grants under this Plan have been forfeited or the forfeiture conditions, if any, on such Stock have been satisfied in full, or

          (2) the date on which all of the Stock reserved under sec. 3 of this Plan has (as a result of Stock grants or the exercise of Options or Stock Appreciation Rights granted under this Plan or the satisfaction of the forfeiture conditions, if any, on Restricted Stock) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                    SEC. 13

                                   ADJUSTMENT

     13.1 Capital Structure. The number, kind or class (or any combination thereof) of shares of Stock reserved under sec. 3 of this Plan, the annual grant caps described in sec. 6 of this Plan, the number, kind or class (or any combination thereof) of shares of Stock subject to Options or Stock Appreciation Rights granted under this Plan and the Option Price of such Options and the SAR Value of such Stock Appreciation Rights as well as the number, kind or class of shares of Stock and Restricted Stock granted under this Plan shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of Belk, including, but not limited to, such changes as stock dividends or stock splits.

     13.2 Mergers. The Board as part of any corporate transaction described in sec. 424(a) of the Code shall have the right to adjust (in any manner which the Board in its discretion deems consistent with sec. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under sec. 3 of this Plan and the annual grant caps described in sec. 6 of this Plan. Furthermore, the Committee as part of any corporate transaction described in sec. 424(a) of the Code shall have the right to adjust (in any manner which the Board in its discretion deems consistent with sec. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock to be issued under any Restricted Stock grants previously made under this Plan and any related grant conditions and forfeiture conditions, and the number, kind or class (or any combination thereof) of shares subject to Option and Stock Appreciation Right grants previously made under this Plan and the related Option Price and SAR Value for each such Option and Stock Appreciation Right, and, further, shall have the right (in any manner which the Committee in its discretion deems consistent with sec. 424(a) of the Code and without regard to the annual grant caps described in sec. 6 of this Plan) to make Restricted Stock, Option and Stock Appreciation Right grants to effect the assumption of, or the substitution for, restricted stock, option and stock appreciation right grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such restricted stock, option or appreciation right grants.

     13.3 Fractional Shares. If any adjustment under this sec. 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options or Stock Appreciation Right grants and Restricted Stock grants shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this sec. 13 by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under sec. 3" within the meaning of sec. 15 of this Plan.

                                    SEC. 14

                       SALE, MERGER OR CHANGE IN CONTROL

     If on any date Belk agrees (whether or not such agreement is subject to the approval of Belk's shareholders) to sell all or substantially all of its assets or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property or if a tender offer is made on any date which could lead to a Change in Control (other than a tender offer by Belk or an employee benefit plan established and maintained by Belk), or if there otherwise is a Change in Control of Belk on any date, any and all conditions to the exercise of all outstanding Options and Stock Appreciation Rights on such date and any and all outstanding issuance and forfeiture conditions on any Stock or Restricted Stock on such date automatically shall be deemed satisfied in full, and the Board shall have the right (to the extent required as part of such transaction) to cancel such Options, Stock Appreciation Rights and Restricted Stock grants after providing each Key Employee and Director a reasonable opportunity to exercise his or her Options and Stock Appreciation Rights and to take such other action as necessary or appropriate to receive the Stock subject to any Restricted Stock grants.

                                    SEC. 15

                            AMENDMENT OR TERMINATION

     This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of Belk required under sec. 422 of the Code (1) to increase the number of shares of Stock reserved under sec. 3 which can be used for ISO grants, or (2) to change the class of employees eligible for Options which are ISOs. The Board also may suspend the granting of Options or Stock Appreciation Rights, Stock or Restricted Stock under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Option, Stock Appreciation Right or Restricted Stock granted before such suspension or termination unless (1) the Key Employee or Director consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of Belk or a transaction described in sec. 13 or sec. 14 of this Plan.

                                    SEC. 16

                                 MISCELLANEOUS

     16.1 Shareholder Rights. No Key Employee or Director shall have any rights as a shareholder of Belk as a result of the grant of an Option or a Stock Appreciation Right granted to him or her under this Plan or his or her exercise of such Option or Stock Appreciation Right pending the actual delivery of the Stock subject to such Option to such Key Employee or Director. Subject to sec. 9, a Key Employee's rights as a shareholder in the shares of Stock underlying a Restricted Stock grant shall be set forth in the related Restricted Stock Certificate.

     16.2 No Contract of Employment. The grant of an Option, a Stock Appreciation Right or Stock or Restricted Stock to a Key Employee or Director under this Plan shall not constitute a contract of employment or a right to continue to serve on the Board and shall not confer on a Key Employee or Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the related Option Certificate, Stock Appreciation Right Certificate, or Restricted Stock Certificate.

     16.3 Withholding. Each Option, Stock Appreciation Right and Stock or Restricted Stock grant shall be made subject to the condition that the Key Employee or Director consents to whatever action the Committee directs to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to the exercise of such Option or Stock Appreciation Right or the satisfaction of any forfeiture conditions with respect to Restricted Stock issued in the name of the Key Employee or Director. The Committee also shall have the right to provide in an Option Certificate, Stock Appreciation Right Certificate or a Restricted Stock Certificate that a Key Employee or Director may elect to satisfy federal and state tax withholding requirements through a reduction in the cash or the number of shares of Stock actually transferred to him or to her under this Plan.

     16.4 Construction. All references to sections (sec.) are to sections (sec.) of this Plan unless otherwise indicated. This Plan shall be construed under the laws of the State of Delaware. Finally, each term set forth in sec. 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

     16.5 Other Conditions. Each Option Certificate, Stock Appreciation Right Certificate or Restricted Stock Certificate may require that a Key Employee or Director (as a condition to the exercise of an Option or a Stock Appreciation Right or a Restricted Stock grant) enter into any agreement or make such representations prepared by Belk, including (without limitation) any agreement which restricts the transfer of Stock acquired pursuant to the exercise of an Option or a Stock Appreciation Right or Restricted Stock grant or provides for the repurchase of such Stock by Belk.

     16.6 Rule 16b-3. The Committee shall have the right to amend any Option, Restricted Stock or Stock Appreciation Right grant or to withhold or otherwise restrict the transfer of any Stock or cash under this Plan to a Key Employee or Director as the Committee deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Rule 16 of the 1934 Act might be applicable to such grant or transfer.

     16.7 Loans. If approved by the Committee, Belk may lend money to, or guarantee loans made by a third party to, any Key Employee to finance all or a part of the exercise of any Option granted under this, and the exercise of an Option with the proceeds of any such loan shall be treated as an exercise or purchase for cash under this Plan.

     IN WITNESS WHEREOF, Belk, Inc. has caused its duly authorized officer to execute this Plan to evidence its adoption of this Plan.

                                          BELK, INC.

                                          By:
                                              ----------------------------------

                                          Date:
                                                --------------------------------

PROXY                                                                      PROXY
                                   BELK, INC.
               PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                 ANNUAL MEETING OF STOCKHOLDERS ON MAY 24, 2000

    The undersigned hereby appoints John M. Belk, Thomas M. Belk, Jr., H.W. McKay Belk and John R. Belk, and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of stock of Belk, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on Wednesday, May 24, 2000, at 11:00 a.m., local time, at 2801 West Tyvola Road, Charlotte, North Carolina 28217, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

    1. TO ELECT THREE (3) DIRECTORS, WHOSE TERMS WILL EXPIRE AT THE 2003 ANNUAL MEETING OF STOCKHOLDERS.

         [ ]   FOR ALL NOMINEES LISTED (EXCEPT  [ ]   WITHHOLD AUTHORITY TO
               AS MARKED TO THE CONTRARY)             VOTE FOR ALL NOMINEES LISTED

                   H.W. MCKAY BELK
                   KARL G. HUDSON, JR.
                   B. FRANK MATTHEWS, II

  (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

    2. TO APPROVE THE BELK, INC. 2000 INCENTIVE STOCK PLAN

         [ ]   FOR THE BELK, INC. 2000  [ ]   AGAINST THE BELK, INC. 2000  [ ]   ABSTAIN
               INCENTIVE STOCK PLAN           INCENTIVE STOCK PLAN

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.

MAY   , 2000

                                                  ------------------------------

                                                  ------------------------------

                                                  Please sign exactly as your
                                                  name or names appear hereon.
                                                  Where more than one owner is
                                                  shown above, each should sign.
                                                  When signing in a fiduciary or
                                                  representative capacity,
                                                  please give full title. If
                                                  this proxy is submitted by a
                                                  corporation, it should be
                                                  executed in the full corporate
                                                  name by a duly authorized
                                                  officer. If a partnership,
                                                  please sign in partnership
                                                  name by authorized person.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.